UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2015

 Tribute Pharmaceuticals Canada Inc.
(Exact Name of Registrant as Specified in its Charter)

Ontario, Canada	001-31198	Not Applicable
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip code)

(519) 434-1540
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Tribute Pharmaceuticals Canada Inc., an Ontario corporation (the “Company”), is filing this Amendment on Form 8-K/A (“Amendment No. 1”) to amend the Current Report on Form 8-K (the “Original Form 8-K”) originally filed with the Securities and Exchange Commission (the “Commission”) on June 22, 2015 (the “Original Filing Date”), to amend and restate the Original Form 8-K in its entirety. In this Amendment, the Company is also adding Exhibits 99.2 and 99.3 to the Original Form 8-K as set forth below.

Item 1.01                      Entry into a Material Definitive Agreement.

Share Purchase Agreement

On June 16, 2015 (the “Closing Date”), the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with the shareholders of Medical Futures Inc. (“MFI”) pursuant to which the Company acquired (the “Acquisition”) all of the outstanding shares of MFI (the “MFI Shares”). The consideration paid for the MFI Shares was comprised of (1) Cdn$8.3 million in cash on closing, (2) Cdn$5 million through the issuance of 3,723,008 common shares of the Company (“Common Shares”), (3) Cdn$5 million in the form of a one-year term promissory note (the “Note”) bearing interest at 8% annually convertible in whole or in part at the holder’s option at any time during the term into 2,813,778 Common Shares of the Company at a conversion rate of Cdn$1.77 per Common Share (subject to adjustment in certain events), and (4) future contingent cash milestone payments totaling Cdn$5.695 million that will be paid only upon obtaining certain consents. In addition, on the receipt of each regulatory approval for MFI’s two pipeline products described below (or upon the occurance of a change of control of the Company), the vendors will receive a payment of Cdn$1.25 million per product.

The Acquisition diversifies the Company’s product portfolio in Canada through the addition of 13 marketed products (Durela®, Proferrin®, Iberogast®, Moviprep®, Normacol®,  Resultz®, Pegalax®, Balanse®, Balanse® Kids, Balanse® Diaflor™, Purfem®, and Onypen®), one product recently approved by Health Canada but not launched (ibsum) and two pipeline products (Octasa® and BedBugz™), both of which are pending submission to Health Canada).

Durela (tramadol HCI extended release capsules) is indicated for the management of moderate to moderately severe pain in adults who require continuous treatment for several days or more. Durela is available in a unique, patent protected formulation, consisting of an immediate release tablet, encapsulated with controlled release beads, providing for a unique drug release profile and once a day dosing. MFI licensed Durela from Cipher Pharmaceuticals Inc. in September 2011 and has marketed the product in Canada since 2012. Durela is protected by a patent in Canada through October 2022.

Proferrin is a unique heme iron polypeptide formulated in a tablet. Heme is a naturally sourced form of iron derived from bovine hemoglobin and is used to prevent and treat those at risk of iron deficiency. Each Proferrin tablet contains the equivalent of 11mg of elemental iron. Proferrin has a unique mechanism of action which results in optimal iron uptake, minimal side effects and equal efficacy with or without food. MFI originally licensed Proferrin from Colorado Biolabs, Inc. in December 2006.  Proferrin is protected by a patent in Canada through September 2026.

Resultz (50% isopropyl myristate topical solution) is indicated for the treatment of head lice infestations in individuals two years and older. Resultz is a unique, non-toxic/pesticide free, patent protected, topical solution which is available without a prescription in pharmacies across Canada. Resultz treatment for head lice infestations is simple and consists of only 1 to 2 applications to achieve efficacy.  MFI assumed the Canadian license to Resultz from Piedmont Pharmaceuticals LLC in August 2012.

Iberogast was originally launched by MFI in 2006. Iberogast is distributed by MFI in Canada under an exclusive license from Steigerwald Arzneimittelwerk GmbH, which was subsequently acquired by Bayer in 2013. Iberogast has been available in Europe since 1960, and plays a leading role in the treatment of irritable stomach and irritable bowel syndrome.

Pegalax was launched by MFI in 2009 and is indicated for the relief of occasional constipation and is available as a powder for solution in 17g single use sachets. The main active ingredient in Pegalax is polyethylene glycol 3350. Polyethylene glycol 3350 is in a class of medications called osmotic laxatives.

Purfem was launched by MFI in 2010 under an exclusive license from Bifodan A/S. Purfem is a vaginal suppository ovule which contains two probiotic ingredients. Purfem is indicated for preventing and treating vaginal itching, burning, dryness, odour and discharge caused by an imbalance of the vaginal microbial flora. Purfem is a unique product which competes in the vaginal fungicide market. As a probiotic, Purfem is the only product in this category which does not contain a fungicide such as clotrimazole, miconazole, terconazole or nystatin. Purfem provides women with a unique, nonpharmcological, treatment option for bacterial vaginosis and yeast infections.

Mutaflor was launched by MFI in 2010 under an exclusive Canada and USA license from Pharma Zentrale GmbH. Mutaflor is indicated for patients who need to normalize stool frequency and consistency in diarrhea and constipation. Furthermore, it is for patients who experience abdominal cramps and pain. Mutaflor has been shown to be effective in patients with ulcerative colitis, Crohn’s disease, pouchitis, collagenous colitis, IBS, chronic constipation, diverticulitis and many other related disorders through over 80 years of clinical experience. The key active ingredient in Mutaflor® is the probiotic Escherichia coli Nissle 1917, formulated into enteric coated capsules for oral administration. Mutaflor is used as an adjunct to existing treatments for all of the above mentioned GI and lower abdominal disorders.

Onypen was launched by MFI in 2011 under an exclusive license from YouMedical B.V. in the Netherlands. Onypen is a non-pharmacologic treatment for onychomycosis or nail fungal infections.

Movi-Prep, launched in Canada in 2011, is distributed under license from Norgine B.V. from the Netherlands. Movi-prep is a gastrointestinal lavage used as a bowel cleanser prior to colonoscopy in adults over 18 years of age. The key active ingredient in Movi-Prep is Polyethylene Glycol 3350 (PEG 3350). The clinical efficacy derives from the osmotic action of PEG 3350, sodium sulphate, ascorbic acid and sodium ascorbate acting in concert. Due to the sequestration of water by PEG 3350, these ingredients exert a synergistic action, increasing the final osmolality to levels greater than would be theoretically calculated from the individual components.

Normacol is distributed under license from Norgine B.V. from the Netherlands. Normacol is a natural source fibre brand for the gentle relief of occasional constipation. The product is approved as an NPN in Canada and is available over the counter. Normacol would compete with other natural source fibre brands.

The Balanse portfolio consists of probiotic combinations formulated in capsules or chewable tablets, used in the daily maintenance of a healthy and normal functioning digestive system.

The Share Purchase Agreement contains customary representations, warranties and covenants from the parties, as well as provisions relating to indemnity and other matters. The representations, warranties and covenants contained in the Share Purchase Agreement are made only for purposes of the Share Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Share Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of MFI, its shareholders or the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K. The foregoing description of the Debentures does not purport to be complete and is qualified in its entirety by reference to the form of Debenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K.

Agency Agreement

On June 16, 2015, the Company entered into an agency agreement (the “Agency Agreement”) with KES 7 Capital Inc., Bloom Burton & Co. Ltd, Mackie Research Capital Corporation, Laurentian Bank Securities Inc. and Dundee Capital Markets Ltd. (collectively, the “Agents”) in connection with a private placement (the “Debenture Offering”) of Cdn$12,500,000 principal amount of secured subordinated debentures (the “Debentures”). The Debentures bear interest at a rate of 6.0% per annum payable quarterly in arrears and mature on June 16, 2016 (the “Maturity Date”). The Debentures can be redeemed, in full, at any time following the closing date and prior to the Maturity Date, by the Company paying the principal amount plus any accrued and unpaid interest. The closing date of the Debenture Offering was June 16, 2015.  In connection with the Debenture Offering, the Agents received a cash commission equal to 6% of the gross proceeds of the Debenture Offering. The proceeds of the Debenture Offering were used to fund the acquisition of the cash portion of the purchase price of the Acquisition.

The Debentures have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered, sold or delivered, directly or indirectly, to persons in the “United States” (as such term is defined in Regulation S under the Securities Act), except in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws.

The Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and closing deliverables, indemnification obligations of the Company, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Agency Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the Agency Agreement, a copy of which is attached as Exhibit 1.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration under the Securities Act and all applicable state securities laws or an applicable exemption from such registration requirements.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” in this Current Report is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” in this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” in this Current Report is incorporated herein by reference.

The Common Shares issued to the selling shareholders in connection with the Acquisition were issued in reliance upon the exclusion from registration set forth in Rule 903 of Regulation S under the Securities Act. The Debentures issued in the Debenture Offering were offered and sold to purchasers outside the United States in reliance upon the exclusion from registration set forth in Rule 903 of Regulation S under the Securities Act.

Between May 28, 2015 and June 22, 2015, the Company issued an aggregate of 1,870,187 common shares of the Company, for aggregate cash consideration of US$1,122,112.20. The common shares were issued by the Company as a result of certain exercises of outstanding Series B common share purchase warrants by persons who were inside the “United States” and to “U.S. persons” (as such terms are defined in Regulation S under the U.S. Securities Act), in reliance upon Rule 506(b) of Regulation D under the U.S. Securities Act (“Regulation D”), solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D. The exercise price of the Series B common share purchase warrants is US$0.60.

Between May 28, 2015 and June 22, 2015, the Company issued an aggregate of 2,326,900 common shares of the Company, for aggregate cash consideration of CDN$2,089,710. The common shares were issued by the Company as a result of certain exercises of outstanding common share purchase warrants by persons who were outside the “United States” and not “U.S. persons” (as such terms are defined in Regulation S under the U.S. Securities Act) in reliance upon Rule 903 of Regulation S under the U.S. Securities Act.  The exercise price of the common share purchase warrants is CDN$0.90.

Between May 28, 2015 and June 22, 2015, the Company issued an aggregate of 16,634 common shares of the Company. The common shares were issued by the Company as a result of certain exercises of outstanding stock options by persons who were outside the “United States” and not “U.S. persons” (as such terms are defined in Regulation S under the U.S. Securities Act) in reliance upon Rule 903 of Regulation S under the U.S. Securities Act. The exercise price of the stock options is CDN$8,203.60.

Between May 28, 2015 and June 22, 2015, the Company issued 1,165,994 common shares of the Company and 582,997 common share purchase warrants (of which 567,997 were exercised)  of the Company pursuant to the exercise of outstanding compensation options, for aggregate cash consideration of CDN$816,195.80. Each compensation option is exercisable at an exercise price of CDN$0.70, for a unit of the Company, with each unit consisting of one common share of the Company and one-half of one common share purchase warrant. Each whole common share purchase warrant is exercisable at an exercise price of CDN$0.90, for one common share of the Company. Such securities were or will be issued to persons who were outside the “United States” and not “U.S. persons” (as such terms are defined in Regulation S under the U.S. Securities Act) in reliance upon Rule 903 of Regulation S under the U.S. Securities Act.

Between May 15, 2015 and June 22, 2015, the Company granted an aggregate of 616,617 stock options exercisable for common shares of the Company. The stock options were granted by the Company pursuant to its stock option plan and were issued to persons who were "accredited investors," as such term is defined in Rule 501(a) of Regulation D, and inside the "United States" and to "U.S. persons." in reliance upon Rule 506(b) of Regulation D, and to persons who were outside the "United States" and no "U.S. persons" *as such terms are defined in Regulation S under the U.S. Securities Act) in reliance upon Rule 903 of Regulation S under the U.S. Securities Act.

Item 7.01	Regulation FD Disclosure.

On June 17, 2015, the Company issued a press release announcing the entry into the Share Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

On June 8, 2015, the Company entered into a merger agreement with Pozen, Inc. (“POZEN”) valued at approximately US$146 million. Upon completion of the transaction, which is expected to occur in the fourth quarter of 2015, subject to satisfaction of various conditions, the combined company will be named Aralez Pharmaceuticals plc (“New Aralez”). Upon closing, New Aralez is expected to trade on The NASDAQ Stock Market and Toronto Stock Exchange. Adrian Adams, the current CEO of POZEN, will lead the new company that will include a US$350 million capital commitment from a Deerfield-led syndicate to fund the commercial launch of YOSPRALATM in the United States and to pursue strategic acquisitions and growth opportunities in both Canada and the United States.

Additional Information and Where to Find It

In connection with the proposed transaction with POZEN, Aralez Pharmaceuticals plc (“Aralez”), POZEN and the Company will be filing documents with the SEC, including a Registration Statement on Form S-4 filed by Aralez that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to POZEN stockholders in connection with the proposed transaction.  It is expected that shares of Aralez to be issued by Aralez to the Company shareholders will be issued in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 3(a)(10) thereof.  Upon receipt of an interim court order in respect of the plan of arrangement, the Company will be mailing an Information Circular to its shareholders in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, THE COMPANY AND THE PROPOSED TRANSACTION WITH POZEN. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov. Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by the Company on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and security holders may obtain free copies of the documents filed by POZEN with the SEC on POZEN’s website at www.POZEN.com under the heading “Investors” and then under the heading “SEC Filings” and free copies of the documents filed by the Company with the SEC on the Company’s website at www.tributepharma.com under the heading “Investors” and then under the heading “SEC Filings”.

Participants in the Solicitation

POZEN and the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of POZEN and shareholders of the Company in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus and Information Circular described above.  Additional information regarding the directors and executive officers of POZEN and the Company is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Caution Regarding Forward-Looking Information and “Safe Harbor” Statement

This report contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Aralez, POZEN and the Company and the timing thereof, the proposed listing on The NASDAQ Stock Market and Toronto Stock Exchange, the pending submission to Health Canada of the 2 pipeline products acquired in the Acquisition, and other statements that are not historical facts. These forward-looking statements are based on POZEN’s and the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the combination on the proposed terms and schedule; the combined company meeting the listing standards on The NASDAQ Stock Market and Toronto Stock Exchange; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in POZEN’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015 and in the Company’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015. POZEN and the Company undertake no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in their expectations.

Information Furnished

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The audited financial statements of MFI as of December 31, 2014 and for the years ended December 31, 2014  and 2013 are filed as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and are incorporated herein by reference. The unaudited financial statements of MFI as of March 31, 2015 and for the three months ended March 31, 2015 are filed as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and are incorporated herein by reference.

(b)   Pro forma financial information.

Any pro forma financial information that is required to be filed as a result of the Acquisition will be filed by an amendment to this Form 8-K not later than 71 calendar days after June 22, 2015.

(d)  Exhibits

The following exhibits are filed and furnished, respectively, herewith:

Exhibit No.	Description
1.1**#	Share Purchase Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc. and the shareholders of Medical Futures Inc.
1.2**
Agency Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc., and KES 7 Capital Inc., Bloom Burton & Co. Ltd, Mackie Research Capital Corporation, Laurentian Bank Securities Inc. and Dundee Capital Markets Ltd.

4.1**#	Promissory Note issued in connection with the Acquisition on June 16, 2015
4.2**	Form of Debenture for the Debenture Offering that closed on June 16, 2015
23.1*	Consent of McGovern, Hurley, Cunningham, LLP
99.1**	Press Release dated June 17, 2015
99.2*#	Audited Financial Statements of Medical Futures Inc. as of December 31, 2014 and for the years ended December 31, 2014 and 2013
99.3*	Unaudited Financial Statements of Medical Futures Inc. as of March 31, 2015 and for the three months ended March 31, 2015

*    Filed herewith
**  Previously filed as an exhibit to the Original Form 8-K.
#    Confidential portions of this Exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Certain exhibits to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribute Pharmaceuticals Canada Inc.

July 20, 2015	By:	/s/ Scott Langille
Scott Langille
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1**#	Share Purchase Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc. and the shareholders of Medical Futures Inc.
1.2**
Agency Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc., and KES 7 Capital Inc., Bloom Burton & Co. Ltd, Mackie Research Capital Corporation, Laurentian Bank Securities Inc. and Dundee Capital Markets Ltd.

4.1**#	Promissory Note issued in connection with the Acquisition on June 16, 2015
4.2**	Form of Debenture for the Debenture Offering that closed on June 16, 2015
23.1*	Consent of McGovern, Hurley, Cunningham, LLP
99.1**	Press Release dated June 17, 2015
99.2*#	Audited Financial Statements of Medical Futures Inc. as of December 31, 2014 and for the years ended December 31, 2014 and 2013
99.3*	Unaudited Financial Statements of Medical Futures Inc. as of March 31, 2015 and for the three months ended March 31, 2015

*    Filed herewith
**  Previously filed as an exhibit to the Original Form 8-K.
#    Confidential portions of this Exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Certain exhibits to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits to the Commission upon request.